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                                                                  EXHIBIT 23.4

                          CONSENT OF KIRK B. WORTMAN


   I hereby consent to the reference in the Prospectus constituting part of Amendment No. 3 to the Registration Statement on Form S-1 of DecisionOne Corporation to my name as a person about to become a director of DecisionOne Corporation.


                                            /s/ Kirk B. Wortman
                                            ----------------------------
                                            Kirk B. Wortman


July 29, 1997